Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA

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Ready Capital Corporation
1251 Avenue of Americas, 50th Floor
New York, New York 10020
Independent Accountants’ Report
on Applying Agreed-Upon Procedures
We have performed the procedures described below, which were agreed to by Ready Capital Corporation (the “Company”) and Performance Trust Capital Partners, LLC and Citigroup Global Markets Inc.  (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of seasoned performing commercial mortgage loans in conjunction with the proposed offering of Sutherland Commercial Mortgage Trust 2021-SBC10, Commercial Mortgage Pass-Through Certificates, Series 2021-SBC10.
The Company is responsible for the information provided to us, including the information set forth in the Data File (as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Agreed-Upon Procedures
On April 8, 2021, representatives of the Company provided us with a computer generated seasoned performing commercial mortgage loan data file and related record layout (the “Data File”) containing data, as represented to us by the Company, as of the close of business March 31, 2021, with respect to 304 seasoned performing commercial mortgage loans and the related 316 mortgage properties (collectively, the “Mortgage Loans”).
At the Company’s instruction, we performed certain comparisons and recomputations for each of the Mortgage Loans relating to the mortgage loan characteristics (the “Characteristics”) set forth on the Data File and indicated below.

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Characteristics
1	Seller ID (for informational purposes only)	38	Frequency of Rate Reset (months)*
2	Servicer ID (for informational purposes only)	39	Current P&I
3	WAM ID (for informational purposes only)	40	Financials Method
4	Servicer	41	Most Recent Financials Start Date
5	Multiple Properties Flag	42	Most Recent Financials End Date
6	Number Of Properties	43	Most Recent NOI
7	Street Address	44	Most Recent EGI
8	City	45	Most Recent NOI DSCR
9	State	46	Largest Tenant
10	Zip Code	47	Lease Expiration Date of Largest Tenant
11	Environmental Score	48	Square Feet of the Largest Tenant
12	Environmental Completed Date	49	2nd Largest Tenant
13	Current Balance	50	Lease Expiration of 2nd Largest Tenant
14	Loan Status	51	Square Feet of 2nd Largest Tenant
15	Next Payment Due Date	52	3rd Largest Tenant
16	Payment Frequency (months)	53	Lease Expiration of 3rd Largest Tenant
17	Most Recent Property Value	54	Square Feet of 3rd Largest Tenant
18	Most Recent Property Value Date	55	Modification Flag
19	Most Recent Property Value Type	56	Modification Date
20	Most Recent Property Value Source	57	Future Step Payment Amount
21	Current LTV	58	Future Step Payment Start Date
22	Percent Occupied	59	Cross Collateralized Flag
23	Percent Occupied As Of Date	60	Cross Default Flag
24	Occupancy Source	61	Crossed Loan Pool List
25	Lien Position	62	Pay String Last 24 Months
26	Lockbox Type	63	Defeased Flag
27	Maturity Date	64	Active Prepayment Provision Flag
28	Interest Calculation Method	65	Prepayment Provision Term
29	Current Rate	66	Prepayment Provision Description
30	Rate Type	67	Ground Lease Flag
31	Amortization Type	68	Ground Lease Expiration
32	Rate Index*	69	Covid Hardship Flag
33	Rate Margin*	70	Active Covid Deferral Flag
34	Minimum Rate*	71	Months of Seasoning
35	Maximum Rate*	72	Remaining Term
36	Periodic Cap*	73	Remaining IO Term
37	Next Rate Reset Date*	74	Remaining Amortization Term
* For Mortgage Loans with a Rate Type, as set forth on the Servicer System File (as defined below), of “ARM” only.

We compared Characteristics 4. through 70. to the corresponding information set forth on or derived from electronic mortgage loan files, prepared, created and delivered by the Company, from the servicer system, as of close of business March 31, 2021 (collectively, the “Servicer System File”).
With respect to Characteristic 71., we recomputed the Months of Seasoning by determining the number of months between the “first payment date” (as set forth on the Data File) to and inclusive of March 31, 2021.  We compared such recalculated information to the corresponding information set forth on the Data File.
With respect to Characteristic 72., we recomputed the Remaining Term as the number of months between the (i) “original term” (as set forth on the Data File) and (ii) Months of Seasoning (as determined above).  We compared such recalculated information to the corresponding information set forth on the Data File.
With respect to Characteristic 73., we recomputed the Remaining IO Term as the greater of (a) the number of months between the (i) “original IO term” (as set forth on the Data File) and (ii) months of seasoning (as determined above) and (b) zero. We compared such recalculated information to the corresponding information set forth on the Data File.

With respect to Characteristic 74., we recomputed the Remaining Amortization Term as the difference between (i) the sum of the (a) “original amortization term” and (b) “original interest only term” (each as set forth on the Servicer System File) and (ii) the Months of Seasoning (as determined above).  We compared such recalculated information to the corresponding information set forth on the Data File.
The Servicer System File described above and used in support of the Characteristics was provided to us by representatives of the Company. We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Servicer System File and we make no representations concerning the accuracy or completeness of any of the information contained therein.  We make no representations as to whether the Servicer System File is comprehensive or reflects the current prevailing terms with respect to the corresponding Mortgage Loans.
Agreed-Upon Procedures’ Findings
The results of the foregoing procedures indicated that the Characteristics set forth on the Data File were found to be in agreement with the above-mentioned Servicer System File and recomputations.
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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgage loans underlying the Data File, or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Mortgage Loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.
This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.
None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.
This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.
Yours truly,
/s/ Deloitte & Touche LLP
April 8, 2021